                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                           TO ACCOMPANY CERTIFICATES

                  FOR COMMON STOCK OF PROMUS HOTEL CORPORATION

                         IN CONNECTION WITH ITS MERGER

                                      WITH

                          PRH ACQUISITION CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                           HILTON HOTELS CORPORATION

            PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS CONTAINED BELOW
                            ------------------------

                SUBJECT TO PRORATION, YOU MAY ELECT TO EXCHANGE
                    YOUR SHARES OF PROMUS COMMON STOCK FOR:

                              - $38.50 IN CASH; OR

- NOT LESS THAN 2.9096 SHARES OR MORE THAN 3.2158 SHARES OF HILTON COMMON STOCK,
              DEPENDING UPON THE AVERAGE HILTON COMMON STOCK PRICE
                      BEFORE THE CLOSING OF THE MERGER; OR

                - A COMBINATION OF HILTON COMMON STOCK AND CASH.

                            ------------------------

                                EXCHANGE AGENT:
                           FIRST UNION NATIONAL BANK

               IF BY MAIL:                                       IF BY OVERNIGHT COURIER:
        First Union National Bank                                First Union National Bank
    1525 West W. T. Harris Blvd. 3C3                         1525 West W. T. Harris Blvd. 3C3
 Attn: Corporate Trust Operations/Reorg                   Attn: Corporate Trust Operations/Reorg
                Services                                                 Services
        Charlotte, NC 28288-1153                                    Charlotte, NC 28262

    This letter of transmittal, the Promus Common Stock certificates and any other required documents (collectively, the "Exchange Materials") should be sent by each holder of Promus Common Stock to the Exchange Agent so that the Exchange Materials are received by the Exchange Agent at or prior to 5:00 p.m. (Eastern
Time) on November 29, 1999 (the "Delivery Deadline"). Delivery of the Exchange Materials (or any part of them) to an address other than as set forth above will not constitute valid delivery. Copies of the Merger Agreement, this Letter of Transmittal and the Proxy Statement/Prospectus previously provided to stockholders of Promus may be requested from the Exchange Agent at the addresses shown above. If you have any questions regarding this Letter of Transmittal, please call the customer service department of First Union National Bank at 1-800-829-8432.

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Pursuant to the Merger Agreement, the undersigned hereby transfers the Promus Common Stock certificates identified in Column 1 of Box A below, with the request that (a) the number of shares of Promus Common Stock listed in Column 3 of Box A be converted into shares of Hilton Common Stock at the exchange ratio provided in the Merger Agreement, subject to proration, and (b) the number of shares of Promus Common Stock listed in Column 4 of Box A be converted into $38.50, cash per share, subject to proration. As used herein, all references to the Merger Agreement are to the Agreement and Plan of Merger, dated as of September 3, 1999, among Promus Hotel Corporation, Hilton Hotels Corporation and Chicago Hilton, Inc., as amended.

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the Promus Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the shares of Promus Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    The undersigned understands that Hilton will pay to each former stockholder of Promus who otherwise would be entitled to receive a fractional share of Hilton Common Stock an amount in cash in lieu of any fractional share.

    Unless otherwise indicated in Box B entitled "Special Issuance and Payment Instructions," any check for cash in lieu of a fractional share, any check for shares of Promus Common Stock converted into cash, and any certificate for Hilton Common Stock will be issued in the name of the registered holder(s) of the shares of Promus Common Stock appearing below. Similarly, unless otherwise indicated in Box C entitled "Special Delivery Instructions," any check for cash in lieu of a fractional share, any check for shares of Promus Common Stock converted into cash, and any certificate for Hilton Common Stock will be mailed to the registered holder(s) of the shares of Promus Common Stock at the addresses of the registered holder(s) appearing below under Box A, entitled "Election and Description of Shares Deposited." In the event that Box B, entitled, "Special Issuance and Payment Instructions" and Box C entitled "Special Delivery Instructions" both are completed, any check for cash in lieu of a fractional share, any check for shares of Promus Common Stock converted into cash, and any certificates for Hilton Common Stock will be issued in the name(s) of the person(s), and such check and such certificate(s) will be mailed to the address(es), indicated.

    THE UNDERSIGNED UNDERSTANDS THAT HILTON HAS AGREED TO PAY FOR 55% OF THE OUTSTANDING SHARES OF PROMUS COMMON STOCK IN CASH AND TO PAY FOR THE REMAINING 45% OF THE OUTSTANDING SHARES OF PROMUS COMMON STOCK IN SHARES OF HILTON COMMON STOCK. IF PROMUS STOCKHOLDERS ELECT AS A GROUP TO RECEIVE MORE CASH OR MORE SHARES OF HILTON COMMON STOCK THAN THE AMOUNT AVAILABLE, THOSE STOCKHOLDERS WHO MAKE AN ELECTION IN THE OVERSUBSCRIBED CATEGORY WILL NOT RECEIVE THE CONSIDERATION ENTIRELY IN THE FORM THAT THEY ELECT. INSTEAD, THEIR ELECTION WILL BE PRORATED SO THAT, ON AN OVERALL BASIS, HILTON WILL PAY THE CONSIDERATION IN THE AGREED-UPON PERCENTAGES OF CASH AND SHARES OF HILTON COMMON STOCK.

                                     BOX A:

DESCRIBE IN BOX A BELOW, AND MAKE AN ELECTION WITH RESPECT TO, THE SHARES OF PROMUS COMMON STOCK THAT YOU INTEND TO EXCHANGE WITH THIS ELECTION FORM.

--------------------------------------------------------------------------------------------------------------------
                                    ELECTION AND DESCRIPTION OF SHARES DEPOSITED
--------------------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF HOLDER OF RECORD                       CERTIFICATES DEPOSITED AND ELECTION
  AS SHOWN ON THE RECORDS OF PROMUS                       (ATTACH SEPARATE SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
                                           COLUMN 1          COLUMN 2              COLUMN 3            COLUMN 4
                                         CERTIFICATE     NUMBER OF SHARES      NUMBER OF SHARES        NUMBER OF
                                            NUMBER        REPRESENTED BY       TO BE CONVERTED       SHARES TO BE
                                          DELIVERED       CERTIFICATES IN       INTO SHARES OF      CONVERTED INTO
                                           HEREWITH          COLUMN 1        HILTON COMMON STOCK         CASH
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                    BOX B:
------------------------------------------------

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS

      To be completed ONLY if the check for Promus Common Stock converted to cash, cash in lieu of a fractional share, and/or the certificate(s) for Hilton Common Stock are to be paid or issued in the name of someone other than the person(s) in whose name(s) the Certificate(s) representing the shares of Promus Common Stock listed in this Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B.)

  ISSUE CHECK FOR PROMUS COMMON STOCK CONVERTED TO CASH, CASH IN LIEU OF A FRACTIONAL SHARE AND/OR CERTIFICATE(S) FOR HILTON COMMON STOCK TO:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------------

                                     BOX C:
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                              (CHANGE OF ADDRESS)

      To be completed ONLY if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check for Promus Common Stock converted to cash; (ii) the check for cash in lieu of a fractional share and/or (iii) the certificate(s) representing any Hilton Common Stock issued for any shares of Promus Common Stock listed in this Letter of Transmittal.

  MAIL CHECK AND/OR CERTIFICATE(S) FOR HILTON COMMON STOCK TO:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

-----------------------------------------------------

    THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ACCEPTANCE AND DELIVERY OF ANY LETTERS OF TRANSMITTAL BY OR TO THE EXCHANGE AGENT WILL NOT OF ITSELF CREATE ANY RIGHT TO RECEIVE CASH OR HILTON COMMON STOCK IN EXCHANGE FOR THE SHARES OF PROMUS COMMON STOCK LISTED IN THIS LETTER OF TRANSMITTAL, AND THAT SUCH RIGHT WILL ARISE ONLY TO THE EXTENT PROVIDED IN THE MERGER AGREEMENT.

--------------------------------------------------------------------------------

                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

   __________________________________________________________________________

   __________________________________________________________________________

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Tax Identification or Social Security Number: ______________________________
                                          (SEE SUBSTITUTE FORM W-9)

  Dated: _____________, 1999

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 4)

            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

  Authorized Signature(s) ____________________________________________________

  Name _______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated ______________________________________________________________________

  ____________________________________________________________________________

  NOTE: A GUARANTEE OF SIGNATURE IS REQUIRED ONLY IF CHECKS IN PAYMENT OF ANY CASH AND/OR NEW CERTIFICATES OF HILTON COMMON STOCK ARE TO BE PAYABLE TO THE ORDER OF AND/OR REGISTERED IN NAMES OTHER THAN ON THE SURRENDERED CERTIFICATES.

--------------------------------------------------------------------------------

              INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

    This Letter of Transmittal should be properly filled in, dated, signed and delivered, together with the certificate(s) representing the shares of Promus Common Stock currently held by you, to the Exchange Agent. Please read and carefully follow the instructions regarding completion of this Letter of Transmittal set forth below.

INSTRUCTIONS

    1.  EXECUTION AND DELIVERY

    This Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with the certificate(s) representing your Promus Common Stock, to the Exchange Agent at the appropriate address set forth on the cover page of this Letter of Transmittal before the Delivery Deadline.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND THE CERTIFICATE(S) FOR SHARES OF PROMUS COMMON STOCK IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

    2.  SIGNATURES

    The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond exactly to the name(s) on the face of the certificate(s) sent to the Exchange Agent, unless the shares of Promus Common Stock represented by the certificate(s) have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s) (see Instruction 4 below).

    If shares of Promus Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

    3.  CHECKS AND/OR CERTIFICATES IN SAME NAME

    If checks in payment of any cash and/or any new certificates for shares of Hilton Common Stock are to be payable to the order of and/or registered in exactly the same name on the surrendered certificate(s), you will not be required to endorse the surrendered certificate(s) or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(c) below.

    4.  CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES

    If checks in payment of any cash and/or any new certificates for shares of Hilton Common Stock are to be payable to the order and/or registered in a different name from the name on the surrendered certificate(s), or delivered to a different address, please follow these instructions:

           (a) REGISTERED HOLDERS. If the registered holder of certificate(s) signs the Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Letter of Transmittal. No endorsements or signature guarantees on certificate(s) or stock powers are required in this case.

           (b) TRANSFEREES. If the Letter of Transmittal is signed by a person other than the registered holder, the certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate representing Hilton Common Stock. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every particular and must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing an "Eligible Institution"). If this Instruction 4(b) applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution.

           (c) CORRECTION OF OR CHANGE IN NAME. For a correction in name which does not involve a change in ownership, the surrendered certificate(s) should be appropriately endorsed: for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed: for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution.

    5.  SUPPORTING EVIDENCE

    If any Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

    6.  NOTICE OF DEFECTS; RESOLUTION OF DISPUTES

    NEITHER HILTON NOR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED LETTER OF TRANSMITTAL OR THAT THE LETTER OF TRANSMITTAL SUBMITTED IS DEFECTIVE IN ANY WAY.

    Any and all disputes with respect to Letters of Transmittal (including, but not limited to, matters relating to time limits and defects or irregularities in the surrender of any certificate) will be resolved by the Exchange Agent and its decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right, in its sole discretion, to reject any and all Letters of Transmittal and surrenders of certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any certificate. Surrenders of certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

    7.  FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9

    Federal income tax law requires each stockholder to provide the Exchange Agent with his/her current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth below. If such stockholder is an individual, the TIN is his/her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, reportable payments that are made to such stockholder or other payee who has not provided a correct TIN may be subject to 31% backup withholding.

    Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding requirements. In order for a foreign person to qualify as an exempt recipient, that person must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payment made to the payee. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    If you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN by the time of payment, 31% of all reportable payments made to you will be withheld.

    You are required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Promus shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    8.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

    Any checks representing cash consideration and any certificates representing Hilton Common Stock will be mailed to the address of the holder of record as indicated in Box A, or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

    9.  LOST STOCK CERTIFICATES

    If you are unable to locate the certificates representing your shares of Promus Common Stock, contact the Exchange Agent at the address provided in the Letter of Transmittal. The Exchange Agent will instruct you on the procedures to follow.

    10. MISCELLANEOUS.

    As soon as practicable, the Exchange Agent will begin mailing and delivering checks and share certificates for Hilton Common Stock in exchange for certificates that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to Instruction 7 applies.

    Requests for assistance may be directed to the Information Agent(s) and additional copies of the Proxy Statement/Prospectus or this Letter of Transmittal may be obtained from the Information Agent(s) at the address set forth below.

                    PAYOR'S NAME: FIRST UNION NATIONAL BANK

-------------------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     Part I--PLEASE PROVIDE YOUR TIN           TIN: ------------------------
               FORM W-9                      IN THE BOX AT THE RIGHT AND                  Social security number
      Department of the Treasury             CERTIFY BY SIGNING AND DATING
       Internal Revenue Service              BELOW                                       ------------------------
                                                                                        OR ------------------------
                                                                                      Employer identification number
                                             ----------------------------------------------------------------------------
                                             Part II--For Payees exempt from backup withholding, see the enclosed
                                             "Guidelines for Certification of Taxpayer Identification Number on
     Payor's Request for Taxpayer            Substitute Form W-9" and complete as instructed therein.
     Identification Number ("TIN")
           and Certification
-------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because
    (a) I am exempt from backup withholding, or
    (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup    withholding as a
 result of a failure to report interest or dividends, or
    (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
 Guidelines.)

                                                Payee's Name and Address
-------------------------------------------------------------------------------------------------------------------------

 Signature
 ------------------------------------------------------------------------------------------------------------------------ Date
 ------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART 1 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me pursuant to the Merger will be withheld.

-------------------------------------------
-------------------------------------------
                SIGNATURE                                    DATE